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                                                                    Exhibit 10.7

                                  RETAIL LEASE

THIS LEASE AGREEMENT made this 6th day of November 1998, by and between Benaroya Capital Company, LLC, a Washington limited liability company (the "Lessor") and Briazz, Inc., a Washington Corporation (the "Lessee").


1.   (a) Premises. Lessor does hereby lease to Lessee those certain premises, to
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     wit: 517 square feet of retail space on the first (1st) floor, Suite 110, as outlined on the Floor Plan attached hereto as Exhibit A and more particularly depicted on the Space Plan attached hereto as Exhibit B in the Building known as Metropolitan Park West located at 1100 Olive Way in Seattle, Washington (hereinafter called "Premises"). Lessor may, at any time during the Lease Term, increase the size of the Premises by 174 square feet to 691 square feet with no increase in Base Rent to Lessee, as outlined in Section 3. Lessor will provide the demising wall to accommodate Lessee's expansion. The Building is hereafter sometimes referred to as the "Project", legally described as follows:

         Lots 6, 7, 8, 9, 10, and 11, Block 50, Second Addition to the Town of Seattle as laid off by heirs of Sarah A. Bell (deceased), (Commonly known as heirs of Sarah A. Bell's 2nd Addition to the City of Seattle), according to Plat recorded in Volume 1 of Plats, page 121, in King County, Washington.

         TOGETHER WITH that portion of vacated alley formerly running through Block 50, vacated by City of Seattle Ordinance No. 88702, as would attach by operation of law.

2.   Term. This Lease shall be for a term of Fifty-Four and One-Half (54-1/2)
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     months commencing November 15, 1998 (the "Commencement Date") and terminating May 31, 2003.

3.   (a) Monthly Minimum Rent. Lessee covenants and agrees to pay Lessor at 1001
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     Fourth Avenue, Suite 4700, Seattle, WA 98154, or to such other party or at such other place as Lessor may hereafter designate, Monthly Minimum Rent in the following amounts according to the schedule below and Additional Rent, as provided elsewhere in this lease in advance without offset or deduction, on or before the first (1st) day of each month of the Lease term:

                Period                  Monthly Minimum Rent
                ------                  --------------------
           1l/15/98 - 5/3l/O3                 $1,300.00

     (b) Percentage Rent. Percentage Rent is 6%. Lessee shall pay to Lessor
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     without demand the amount, if any, by which Lessee's Gross Sales resulting from business conducted in, on, from or through the Premises during each full or partial calendar month of the Lease Term multiplied by the Percentage Rent Rate exceeds the Monthly Minimum Rent payable for that full or partial month ("Percentage Rent").

     Monthly Percentage Rent, is to be paid on or before fifteen (15) days after the end of each calendar month of the Lease Term.

     The term "gross sales", as used herein, means the selling price of all goods, merchandise and services sold in, upon and/or any part of the Premises by Lessee or any other person, firm or corporation, and shall include, but not be limited to, sales or charges for cash or credit regardless of collections, sales by vending devices, including coin telephone, rent income, mail or telephone orders received or filled and paid for at the Premises, all deposits not refunded to purchasers, fees, commissions, catalog sales, and sales by any subleases, concessionaire, licensee or otherwise. Excluded from gross sales shall be returns and refunds to customers and the amount of any sales tax or other excise tax imposed upon said sale and charges (but only if such sales tax, excise tax or similar tax is billed to the purchaser as a separate item). Each sale upon installment or credit shall be treated as a sale for the full price in the month during which such sale is made, regardless of the time when Lessee receives payment from its customer.

     Percentage reports of gross sales are due on or before the fifteenth (15th) of each month during the Term of this Lease. Lessee shall submit to Lessor a written report, in a form prescribed by Lessor, wherein Lessee shall set forth in reasonable detail the amount of gross sales during the preceding month. Lessee shall also furnish to Lessor with each monthly gross sales report a certified copy of each retail sales tax report which the State of Washington requires of Lessee. Within thirty (30) days after the close of each calendar year, Lessee shall tender to Lessor a written statement, certified by Lessee, setting forth in reasonable detail the amount of gross sales and a computation of the amount of percentage rent payable for each calendar year. All certificates required above shall be by an authorized officer, partner, or the owner of Lessee.

     Lessee shall keep true, full and accurate books of account setting forth gross sales, together with any other information which will in any way affect the determination of rent payable hereunder. Lessor shall be allowed after five days prior notice, to inspect Lessee's books of account at the Premises and to procure audits thereof by a certified Public Accountant. If in the judgment of such accountant Lessee's books of account are incomplete or improperly reflect the information necessary to an accurate determination of the rents payable hereunder, or if the audit shall show that the reports submitted by Lessee understated Lessee's gross sales by more than three percent (3%) thereof for any year covered by audit, the costs and fees for such audit shall be paid by Lessee as additional rent hereunder. If such audit shall disclose any willful or intentional effort to understate gross sales, then, at Lessors' option, Lessee may be required to surrender possession of the Premises under the provisions of Paragraph 26 herein.

     The fixing of a portion of the rent on the percentage of sales of the business to be done by Lessee is for the sole purpose of determining the total rents to be paid by Lessee and does not create a partnership or joint venture relationship between the parties hereto. Lessor assumes no liability hereunder for the operation of the business of the Lessee.

4.   Use. Lessee shall use and occupy the Premises for the purposes of a
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     sandwich cafe and for no other purposes, without prior written consent of
     Lessor, and shall comply with all governmental laws, ordinances, regulations, orders and directives and insurance requirements applicable to Lessee's use of the Premises, Lessee's use of the space will be for the sale of quality food for consumption within or outside the premises, for take-out or for delivery, for the

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    operation of catering services and for "home meal replacement" style food and for the sale of beverages (non-alcoholic) for consumption on or off the premises. Lessee's use of the space shall be limited to the sale or distribution of the following;

     a. Soups, prepackaged salads and prepackaged sandwiches;
     b. Pastries and baked goods, including bagels;
     c. Bottled water and bottled or canned juices, made-to-order and/or blended juice drinks and any other beverages (excluding alcoholic beverages);
     d. Espresso, espresso beverages, coffee (whether liquid, whole or ground) and coffee beverages provided the aforementioned is not Lessee's primary business; and
     e. Pre-made, pre-grilled, pre-baked or reheated sandwiches (such as paninis and calzones). Notwithstanding the foregoing, Lessee will be allowed to warm paninis within the Premises.

    Lessee's menu may change from time to time with the consent of Lessor, and Lessee will be allowed to sell other incidental food or logo items that are incidental to and consistent with Lessee's main menu, without Lessor's consent

    Lessee shall not occupy or use or permit any portion of the Premises to be occupied or used in such a manner or for any purpose which would increase the cost of insurance coverage upon the Premises, the building or the contents thereof. Additionally, Lessee may not change the permitted use of the premises without Lessor's consent.

5. Exclusive Use: During the Term of this Lease, Lessor will not suffer or permit any other party to use as its primary business any part of the Building within which the premises are located for the sale of;

     a. Soups, prepackaged salads and prepackaged sandwiches;
     b. Pre-made, pre-grilled, pre-baked or reheated sandwiches (such as paninis and calzones).

    This paragraph will not apply to lunchrooms or cafeterias provided by other Lessee's in conjunction with their office use.

6.  Rules and Regulations. Lessee agrees to comply with any Rules and
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    Regulations attached hereto, any recorded Covenants, Conditions and
    Restrictions affecting the Project, as well as such other reasonable rules and regulations as may from time to time be adopted by Lessor for the management, good order and safety of common areas, the building and its Lessee(s). Lessee shall be responsible for the compliance with such rules and regulations by its employees, agents and invitees. Lessor's failure to enforce any of such rules and regulations against Lessee or any other Lessee shall not be deemed to be a waiver of same.

7.  Maintenance. Lessee agrees by taking possession that the Premises are in
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    tenantable and good condition. Lessee shall at its expense and at all times keep, maintain, repair and replace the Premises, including but not limited to storefronts, exterior doors and windows, Lessee division walls and mechanical, electrical, sprinkler and other utility systems located within or serving the Premises, together with connections to utility distribution systems, in good condition, repair and order and in accordance with applicable laws, ordinances, rules, regulations and requirements of government authorities and insurance rating bureaus. Lessee agrees to maintain a preventative maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning systems with a licensed mechanical contractor and containing terms and specifications acceptable to Lessor. Lessee shall further keep the Premises and adjoining common areas in a neat, clean, safe and sanitary condition; protect water, drain, gas and other pipes to prevent freezing or clogging and repair all leaks and damage caused thereby; replace all glass and panels in windows and doors of the Premises which become cracked, broken or damaged.

    Except for the items to be maintained by Lessee outlined above, Lessor will, throughout the term of this lease, maintain in good condition and repair the building of which the premises are a part, the Common Areas, and other building systems outside the premises. Any damage to the premises caused by Lessor's failure to maintain and repair the building within which the premises are located must be remedied at lessor's expense. Lessor will perform its maintenance duties in such a way as to minimize the adverse impact on Lessee's business on the premises.

8.  Utilities and Fees. Lessee agrees to pay promptly when due all charges for
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    light, heat, water, sewer, garbage, fire protection and other utilities and services to the Premises, and all license fees and other governmental charges levied on Lessee's property and the operation of Lessee's business on the Premises. Lessor shall not be liable for any injury or damages suffered as a result of the interruption of utilities or services by fire, or other casualty, strike, riot, vandalism, the making of necessary repairs or improvements, or other causes beyond Lessor's reasonable control.

9.  Personal Property Taxes. Lessee shall pay, or cause to be paid, before
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    delinquency, any and all taxes levied, assessed and/or which become payable during the Lease Term hereof upon all or any part of Lessee's leasehold improvements, equipment, furniture, fixtures and other personal property located in the Premises. In the event any or all of the Lessee's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Lessee shall pay to Lessor its share of such taxes within ten (10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's property.

10. Monthly Operating Expense Adjustments. Lessee shall pay as additional
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    monthly rent its prorata share of all expenses incurred by Lessor for operation of the Project during the term or any extension hereof, as follows:

     A. Real Estate taxes and assessments, together with any assessments.

     B. Usual and necessary costs of operation, maintenance and repair as determined by standard accounting practice, including without limitation, all utilities and services not metered or charged directly to Lessee, insurance (including, but not limited to the insurance provided for under Paragraph 16 C below), painting, upkeep and repair of building exterior, roofing, parking, landscaping, and all common areas and facilities. If any portion of the Property, or any system or equipment is replaced by Lessor, the cost of such replacement will be prorated over its useful life.

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    C.    A Management fee equal to three percent (3%) of Lessee's monthly rent, including Monthly Minimum Rent, Percentage Rent and any Additional Rent. Lessor shall from time to time estimate and provide notice to Lessee of its monthly expense based upon existing or expected costs. Such monthly estimated amount shall be paid by Lessee on or before the first day of each month. Lessor, annually or upon termination hereof, shall compute Lessee's actual expenses. Any overpayment shall be applied as a credit to Lessee against future expense payments. Any deficiency shall be paid to Lessor by Lessee within fifteen (15) days after the date of Lessor's statement. Lessor's records showing expenditures made for such expenses shall be available for Lessee's inspection at any reasonable time.

    D. The determination of actual costs and estimated costs allocable to the Premises shall be made by Lessor. Lessor or its agent shall keep records showing all expenditures made for the items enumerated above, which records shall be available for inspection and audit by Lessee. The Lessee shall have the right, at reasonable times and upon reasonable prior notice to the Lessor to audit the Lessor's records relating to the actual costs and estimated costs allocable to the Premises for a particular Lease Year, which audit must be conducted within one (1) year after Lessee's receipt of the statement of actual costs allocable to the Premises for that particular Lease Year. If such audit is not conducted within such one (1) year period, then the matters set forth in the statement of actual costs allocable to the Premises for that particular Lease Year shall be deemed conclusive. The Lessee shall pay the costs and expenses of such audit unless such audit reveals that the Lessor has overstated the amount due from Lessee for the Lease Year in question by an amount equal to 5% or more of the actual costs allocable to the Premises for that particular Lease Year in which event the Lessor shall pay up to $1,000 in payment of the actual costs incurred by Lessee in the performance of such audit.

11.  Lessor's Reservations. Lessor reserves the right without liability to
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     Lessee: (a) (with twenty-four hours notice except in cases of emergency) to inspect the Premises, and to show them to prospective Lessees, partners or lenders and if they are vacated, to prepare them for re-occupancy; (b) to retain at all times and to use in appropriate instances keys to doors within and into the Premises; (c) to make repairs, alterations, additions or improvements, whether structural or otherwise, in or about the building, and for such purposes to enter upon the Premises and during the continuance of any work, to close common areas and to interrupt or temporarily suspend building services and facilities, all without affecting any of Lessee's obligations hereunder, so long as the Premises are reasonably accessible; and (d) generally to perform any act relating to the safety, protection and preservation of the Premises or building.

12.  Assignment and Subletting. Lessee shall not either voluntarily or by
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     operation of law assign, transfer, convey or encumber this Lease or any interest under it, or sublet its right to occupy or use all or any portion of the Premises without Lessor's prior written consent which shall not be unreasonably withheld. In order to preserve Lessee's flexibility, any request for assignment or subletting by Lessee may include a statement by Lessee of whether the request is conditioned on Lessor's willingness to waive its right to recapture as outlined below. In the absence of such a statement it shall be conclusively presumed that there is no such condition. Among the criteria to be used by Lessor in evaluating a request for assignment or subletting will be (i) the proposed use of the Premises;
     (ii) the anticipated impact, if any, on parking; (iii) the financial capacity of the assignee/sublessee to perform the obligations under this Lease; (iv) the compatibility of the proposed user with the remainder of the tenants and operation of the Building. Lessor reserves the right to recapture (unless Lessee's request was specifically conditioned on Lessor's willingness to waive such right) the Premises or applicable portion thereof in lieu of giving its consent by notice given to Lessee within twenty (20) days after receipt of Lessee's written request for assignment or subletting. Such recapture shall terminate this Lease as to the applicable space effective on the prospective date of assignment or subletting, which shall be the last day of a calendar month and not earlier than sixty (60) days after receipt of Lessee's request hereunder. In the event that Lessor shall not elect to recapture and shall thereafter give its consent, Lessee shall pay Lessor a reasonable fee, not to exceed One Thousand And No/100 Dollars ($l,000.00) to reimburse Lessor for processing costs incurred in connection with such consent. Lessor's consent shall not release or discharge Lessee from future liability under this Lease and shall not waive Lessor's right to consent to any future assignment or sublease. Any assignment or subletting without Lessor's consent shall be void and shall, at Lessor's option, constitute a default under this Lease.

     The Lessee shall not assign its interest in or under this Lease for security purposes, nor shall the Lessee grant any security interest, lien or encumbrance against its interest in this Lease or in or to any property in or affixed to the Premises without the prior written consent of the Lessor, which consent shall be granted, withheld or conditioned in Lessor's sole discretion. In no event shall the Lessee grant, or allow to exist, any security interest in, or lien or encumbrance against the fee title to the Premises, the building in which the Premises is located or the real property on which the building is located. Notwithstanding the foregoing, Lessee may assign its interest in or under this Lease for security purposes, and/or grant any security interest, lien or encumbrance against its interest in this Lease or in or to any trade fixtures, equipment, counters, and other such property ("Tenant Fixtures") in or affixed to the Premises, but only if the same does not result in any security interest arising in, or lien or encumbrance attaching to the fee title to the Premises, the Building in which the Premises is located, floor covering installed by Lessee, or the real property on which the Building is located (which real property shall include any fixtures, other than Tenant Fixtures installed by Lessee such as toilets, lavatory equipment, non-ornamental lighting fixtures, and other similar generic fixtures not integral to the Lessee's store design and/or us of the Premises).

     The exercise of any right by the beneficiary of such an interest to remove the Tenant Fixtures is subject to compliance by such interest holder with Lessee's obligations to restore the Premises upon such removal pursuant to the provisions of Paragraph 13.

     Notwithstanding any other provision of this Lease, Lessee may, without notice to, or consent of Lessor, transfer all or any portion of the Premises or the Lease to any of the following parties, so long as the same is not done for the principal purpose of transferring the Lease in a manner otherwise prohibited hereunder and the following criteria are met: 1) There is no change of use in the Premises, 2) Lessee remains primarily liable under any sublet, transfer or assignment, and 3) the proposed transferee, assignee or sublessee has an adequate capacity (both experience and financial) to perform the obligations under the Lease: a successor corporation related to Lessee by merger,

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     consolidation, non-bankruptcy reorganization, or governmental action; any party acquiring all or substantially all of the assets of Lessee. Subject to the other terms of this paragraph, a merger, amalgamation, or reorganization of Lessee, or sale or transfer, or issuance, or resale of Lessee's capital stock of any class shall not be deemed an assignment, subletting or any other transfer of the Lease or the Premises.

     Notwithstanding any other provision of this Lease, any shareholder of Lessee may voluntarily, or through the applicable laws of intestacy, transfer all or any portion of that person's capital stock or other interest in Lessee to one of more Family Members, without the consent of, or notice to, Lessor. "Family Member" means the spouse, parents, children and lineal descendants (natural or adopted) of such shareholder and any trust established solely for the benefit of such shareholder and/or such shareholder's spouse, parents, children, and/or lineal descendants.

13.  Alterations. After obtaining the prior written consent of Lessor, Lessee
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     may make minor alterations, additions and improvements in said Premises (so long as such alterations, additions or improvements are not structural in nature and not visible from the exterior of the Premises) at its sole cost and expense. Lessee agrees to save Lessor harmless from any damage, loss, or expense arising therefrom and to comply with all laws, ordinances, rules and regulations. Upon termination of this Lease, all alterations, additions and improvements made in, to or on the Premises (including without limitation all electrical, lighting, plumbing, heating, air conditioning, and communications equipment and systems, doors, windows, partitions, drapery, carpeting, shelving, counters, and physically attached fixtures unless excluded by written agreement annexed hereto), shall remain upon and be surrendered as a part of the Premises; provided however, upon Lessor's request, Lessee shall remove those additions, alterations, or improvements as may be specified by Lessor, and repair and restore the Premises to is original condition at Lessee's sole cost and expense prior to expiration of the Term.

14.  Liens. Lessee shall keep the Premises free from any liens arising out of
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     any work performed, materials furnished, equipment supplied, or obligations incurred by or on behalf of Lessee. No work performed, material furnished, equipment supplied or obligations incurred by or on behalf of Lessee shall be deemed to be for the immediate use and benefit of Lessor so that no mechanic's lien or other lien shall be allowed against Lessor's estate in the premises. Lessee shall provide, at Lessee's own cost, waivers of lien signed by any party (including the Lessee) who performs work, furnishes materials, or supplies equipment to the Premises. Lessor may require, at Lessee's sole cost and expense, a lien release and completion bond in an amount equal to either the actual contract price or one and one-half times the estimated cost of any improvements, additions or alterations in the Premises which Lessee desires to make, to insure Lessor against any liability for lien and to insure completion of the work.

15.  Signs. All signs or symbols placed by Lessee in the windows and doors of
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     the Premises, or upon any exterior part of the building, shall be subject to Lessor's prior written approval. Prior to termination of this Lease, Lessee will remove all signs placed by it upon the Premises, and will repair any damages caused by such removal.

16.  Insurance.
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       A.    Lessee shall pay for and maintain, during the entire Lease Term, the following policies of insurance:

             (i) Commercial general liability insurance, including products, completed operations coverage and auto liability insurance covering Lessee's operations and the Premises with limits of not less than $2,000,000 per occurrence. Such policies shall contain contractual liability insurance covering all liability assumed by Lessee under the provisions of this Lease and a copy of said policy will be delivered to Lessor prior to commencement of the Term.

             (ii) Special cause of loss "all risk" perils property insurance upon all building improvements and alterations on the Premises for which Lessee is responsible and upon Lessee's property in the amount of one hundred percent (100%) full replacement cost. The policy shall include Lessor and Lessor's mortgagee, if any, as additional insureds, as their interests may appear, with a loss payable clause in favor of Lessor and Lessor's mortgagee to the extent of their interest in the property.

       B. Each policy provided by Lessee shall expressly provide that it shall not be subject to cancellation or material change without at least thirty (30) days prior written notice to the Lessor. Lessee shall furnish Lessor, prior to commencement of the Term, with insurance certificates naming Lessor as additional insured and, upon request, copies of such policies required to be maintained hereunder.

       C. Lessor shall pay for and maintain property insurance during the entire Lease Term for the perils of Special cause of loss ("all risk") and earthquake. Such insurance shall be in the amount of one hundred percent (100%) full replacement value of the Building and Lessor's improvements.

17.    Indemnity Against Liability for Loss or Damage
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       A.    Lessee assumes all liability for and shall indemnify, hold harmless and defend Lessor from and against all loss, damage or expense which the Lessor may sustain or incur, and against any and all claims, demands, suits and actions whatsoever, including expense of investigation and litigation, on account of injury to or death of persons, including without limitation employees of Lessor, employees of Lessee or its affiliated companies or on account of damage to or destruction of property, including without limitation property owned by and property in the care, custody or control of Lessor during the Term, due to or arising in any manner from:

             (i) The acts or negligence of Lessee or any contractor, subcontractor, or agent of Lessee or their respective employees;

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        (ii)   The condition, use or operation of the Premises and/or materials or substances used by Lessee or any of its contractors, subcontractors or agents of Lessee or by their respective employees, regardless of whether or not furnished by Lessor under this Lease or otherwise;

        (iii) Any damage or injury to persons or property arising out of Lessee's breach or this Lease, including, but not limited to, obligations of Lessee under Section 7, Maintenance.

    B. Lessor shall have no liability to Lessee as a result of loss or damage to Lessee's property or for death or bodily injury caused by the acts or omissions of other tenants in the project or by third parties (including criminal acts).

    C. Lessee shall not be obligated to indemnify Lessor for the portion of any claim or liability caused by or arising from the act, or negligence of Lessor.

    D. It is mutually understood and agreed that the assumption of liabilities and indemnification provided for in this Section 16 shall survive any termination of this Lease.

18. Damage or Destruction. If any of the Premises, or a substantial part of the
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    building in which the Premises are located, shall be damaged or destroyed by fire or other insured casualty, and repair of the damage can not be completed within one hundred twenty (120) days, following receipt by Lessor of actual notice of such damage or destruction Lessor shall have the option either (a) to repair or rebuild within a reasonable time utilizing the insurance proceeds to effect such repair, or (b) not to repair or rebuild, and to cancel this Lease on thirty (30) days notice. If Lessor fails to give Lessee written notice of its election within thirty (30) days from the date of damage, or if the restoration of the Premises cannot be completed within one hundred twenty (120) days from date of notice, Lessee may cancel this Lease at its option on three (3) days notice. During the period of untenantability, rent shall abate in the same ratio as the portion of the Premises rendered untenantable bears to the whole of the Premises; provided that if the damage is due to the fault or neglect of Lessee, there shall be no abatement of rent.

    If the Premises or the building in which the Premises are located shall be damaged or destroyed by fire or other insured casualty, and repair of the damage can be completed within one hundred twenty (120) days, Lessor shall repair or rebuild within a reasonable time utilizing the insurance proceeds to effect such repair.

    If any part of the Premises or the building in which the Premises are located shall be damaged or destroyed by an uninsured casualty Lessor shall have the option either (a) to repair or rebuild within a reasonable time, or
    (b) not to repair or rebuild, and to cancel this Lease on thirty (30) days notice. In the event of cancellation by Lessor as a result of an uninsured casualty, Lessee shall have the right, within five (5) days following Lessor's notice of cancellation, to override such cancellation by agreeing to repair the damage at Lessee's sole cost and expense. In such event, the Lessee shall repair or rebuild within a reasonable time following the damage or destruction.

19. Eminent Domain. If the whole of the Premises shall be taken by any public
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    authority under the power of eminent domain, or purchased by the condemnor in lieu thereof, then the term of this Lease shall cease as of the date possession is taken by such public authority. If only part of the Premises shall be so taken, the Lease shall terminate only as to the portion taken, and shall continue in full force and effect as to the remainder of said Premises, and the monthly rent shall be reduced proportionately; provided, however, if the remainder of the Premises cannot be made tenantable for the purposes for which Lessee has been using the Premises or if more than twenty-five percent (25%) of the rentable square footage of the Premises shall be so taken, then either party, by written notice to the other, given at least thirty (30) days prior to the date that possession must be surrendered to the public authority, may terminate this Lease effective as of such surrender of possession. If any part of the building other than the Premises shall be so taken so as to render in Lessor's opinion the termination of this Lease beneficial to the remaining portion of the building, Lessor shall have the right within sixty (60) days of said taking to terminate this Lease upon thirty (30) days written notice to Lessee. In the event of any taking, whether whole or partial, Lessor shall be entitled to all awards, settlements, or compensation which may be given for the land and buildings. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. Lessee shall have the right to seek an independent and separate award from the condemning authority so long as such award does not diminish the amount of the award payable to Lessor.

20. Insolvency. If Lessee shall be declared insolvent or bankrupt, or if
    ----------
    Lessee's leasehold interest herein shall be levied upon or seized under writ of any court of law, or if a trustee, receiver or assignee be appointed for the property of Lessee, whether under operation of State or Federal statutes, then Lessor may, at its option, immediately, without notice (notice being expressly waived), terminate this Lease and take possession of said Premises.

21. Default and Re-Entry. If Lessee fails to keep or perform any of the
    --------------------
    covenants and agreements herein contained, then the same shall constitute a breach hereof, and if Lessee has not remedied such breach within three (3) days after written notice thereof from Lessor if the breach is non-payment of rent or other charges, or within ten (10) days after written notice thereof from Lessor in the event of the breach of any other covenant, except that if the breach cannot reasonably be cured within such ten (10) day period, then if Lessee fails to commence to cure within such ten (10) day period and thereafter, diligently prosecute such cure to completion, then Lessor may, at its option, without further notice or demand:

    A. Cure such breach for the account and at the expense of Lessee (including entry upon the Premises to make repairs on behalf of the Lessee where Lessee has failed to make such repairs as required under this Lease) and such expense shall be deemed additional rent due on the first of the following month; or

    B. Re-enter the Premises, remove all persons therefrom, take possession of the Premises and remove all personal property therein at Lessee's risk and expense and (1,) terminate this Lease, or (2) without terminating the Lease or in any way affecting the rights and remedies of Lessor or the obligations of Lessee, re-let the whole or any part of the Premises as agent for Lessee, upon such terms and conditions as are commercially reasonable. In either event, any moneys received from Lessee and any deposit or other amounts held by

          Lessor may first be applied by Lessor to any damages suffered by Lessor as a result of such default, including without limitation, costs and expenses incurred on re-entry and re-letting, any unamortized tenant improvements and commissions, cleaning, necessary repairs, restoration and alteration (but only as needed to return the Premises to the condition Tenant was obligated to leave them in at the expiration of the Lease), and any commissions incurred on re-letting, and the balance of such amounts may be applied toward payment of other sums due to Lessor hereunder. In the event the Premises are re-let for Lessee's account, Lessee shall pay to Lessor monthly any deficiency; however, Lessor shall not be required to pay any excess to Lessee. Upon termination of this Lease or of Lessee's right to possession, Lessor has the right to recover from Lessee: (1) The worth of the unpaid rent that had been earned at the time of such termination; (2) The worth of the amount of the unpaid rent that would have been earned after the date of such termination; and (3) Any other amount, including court, attorney and collection costs, necessary to compensate Lessor. "The Worth," as used in Section (1) is to be calculated allowing interest at 18% per year (or, if applicable, at such lower rate as may represent the highest legal limit allowed in the State of Washington). "The worth" as used for Section (2) is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination. The above remedies of Lessor are cumulative and in addition to any other remedies now or hereafter allowed by law or elsewhere provided for in this Lease.

22.  Removal of Property. Any property of Lessee removed by Lessor in accordance
     -------------------
     with Section 20 above may be stored by Lessor or may be deposited on any area adjacent to the building at the sole risk and expense of Lessee and without any further responsibility of Lessor, and Lessor may at its sole discretion without or after removing said property, without obligation to do so and without notice to Lessee, sell or dispose of the same at public or private sale for the account of Lessee, in which event the proceeds therefrom may be applied by Lessor upon any indebtedness due from Lessee to Lessor. Lessee waives all claims for damages that may be caused by Lessor re-entering the Premises and removing or disposing of said property as herein provided.

23.  Costs and Attorneys' Fees. In the event either party shall commence legal
     -------------------------
     action to enforce any provision of this Lease, the court shall award to the prevailing party all reasonable attorneys' fees and all costs incurred in connection therewith, including fees and costs on appeal. Any action relating to this Lease shall be brought in the County in which the Premises are located in King County, Washington.

24.  Subrogation Waiver. Lessor and Lessee each herewith and hereby release and
     ------------------
     relieve the other and waive its entire right of recovery against the other for loss or damage arising out of or incident to the perils of fire, explosion or any other perils described in the "all risk" insurance and the events covered under the liability insurance coverage's required under this Lease, whether due to the negligence of either party, their agents, employees or otherwise. Each party shall obtain from its respective insurer under each insurance policy that it maintains a waiver of all rights of subrogation which the insurer may have against the other party for claims that are released under this Section 23.

25.  Holding Over. If Lessee, with the express consent of Lessor, shall hold
     ------------
     over after the expiration of the term of this Lease, Lessee shall remain bound by all the covenants and agreements herein, except that (a) the tenancy shall be from month-to-month and (b) the monthly rent to be paid by Lessee shall be determined by multiplying the monthly rent in effect immediately preceding such expiration times 150%. If Lessee holds possession of the Demised Premises after the expiration of the Lease without the express written consent of Lessor, Lessee shall remain bound by all the covenants and agreements herein, except that (a) the tenancy shall be from month-to-month and (b) the monthly rent to be paid by Lessee shall the greater of twice the Monthly Minimum Rent in effect immediately preceding such expiration or the total rent which other Lessee's have agreed to pay for the Premises during the period of such holdover, if Lessor has leased all or part of the Premises to other Lessees effective upon the expiration or termination of this Lease. Any such tenancy may be terminated with twenty (20) days prior notice as provided by Washington State law.

     In the event of any unauthorized holding over, Lessee shall also indemnify and hold Lessor harmless from and against all liability, losses, claims, causes of action, damages, costs and expenses (including without limitation attorney fees) resulting from Lessee's failure to surrender the Premises, including without limitation claims made by succeeding Lessees resulting from Lessee's failure to surrender the Premises.

     Survival of Lessee's Obligations. Lessee's obligations under this Section 24 shall survive the expiration or termination of this Lease.

26. Subordination and Attornment: Mortgagee Protection.
    --------------------------------------------------

    A. Subordination-Notice to Mortgagee. At the request of Lessor, Lessee shall promptly execute, acknowledge and deliver, all instruments which may be required to subordinate this Lease to any existing or future mortgages, deeds of trust and/or other security documents on or encumbering the Premises or on the leasehold interest held by Lessor, and to any extensions, renewals, or replacements thereof, provided that the mortgagee or beneficiary, as the case may be, shall agree to recognize this Lease in the event of foreclosure if Lessee is not in material default at such time.

    B. Lessee's Certificate. Lessee shall at any time and from time to time upon not less than five (5) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any; and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor or Lessee hereunder, or specifying such defaults if any are claimed; and (c) setting forth the date of commencement of rents and expiration of the Lease Term hereof; and, (d) such other information as the Lessor shall reasonably require. Any such statement may be relied upon by any prospective purchaser on encumbrancer of all or any portion of the Premises of which the Premises are a part.

     C. Mortgagee Protection Clause. Lessee agrees to notify any mortgagee and/or trust deed holders, by registered mail, with a copy of any notice of default served upon the Lessor, provided that Prior to such notice Lessee has been notified in writing (by way of Notice of Assignment of Rents and Lease, or otherwise) of the addresses of such mortgagees and/or trust deed holders. Lessee further agrees that if Lessor shall have failed to cure such default, then the mortgagees and/or trust deed holders have thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated if such remedies are being so diligently pursued.

27.  Surrender of Possession. Lessee shall, prior to the termination of this
     -----------------------
     Lease or of Lessee's right to possession, remove from the Premises all personal property and trade fixtures and those alterations, additions, improvements or signs which may be required by Lessor to be removed, pursuant to Sections 13 and 15 above, and shall repair or Pay for all damage to the Premises caused by such removal. All such property remaining and every interest of Lessee in the same shall be conclusively presumed to have been conveyed by Lessee to Lessor under this Lease as a bill of sale, without compensation, allowance, or credit to Lessee. Lessee shall upon termination of this Lease or of Lessee's right of possession, deliver all keys to Lessor and peacefully quit and surrender the Premises without notice, neat and clean, and in as good condition as when Lessee took possession, except for reasonable wear and tear as determined by Lessor and except for damage by casualty or condemnation.

28.  Late Payment and Interest. If any amount due from Lessee is not received in
     -------------------------
     the office of Lessor on or before the third (3rd) day following the date upon which such amount is due and payable, a late charge of five percent (5%) of said amount shall become immediately due and payable, which late charge Lessor and Lessee agree represents a fair and reasonable estimate of the processing and accounting costs that Lessor will incur by reason of such late payment. All past due amounts owing to Lessor under this Lease, including rent, shall be assessed interest at an annual percentage rate of eighteen percent (18%) from the date due or date of invoice, whichever is earlier, until paid.

29.  Conduct of Business. Subject to Section 18 hereof, Lessee shall conduct and
     -------------------
     carry on its business in the Premises continuously during the Lease Term and shall keep the Premises open for business during such minimum business hours of such days of the Lease term as Lessor from time to time may designate which will be a minimum of eight (8) hours a day, Monday through Friday. Said eight (8) hour period will fall between 7:00 am and 6:00 pm. Lessee shall carry a full and complete stock of seasonable merchandise and/or provide services at reasonable prices, and shall maintain adequate personnel for the efficient service of its customers. Lessee shall operate Lessee's business in a manner calculated to produce the maximum volume of gross sales.

30.  Notice. Any notice, communication or remittance required or permitted by
     ------
     this Lease by either party to the other shall be deemed given, served or delivered, in writing, delivered personally or by courier or by telephonic facsimile transmission with automatic confirmation, addressed to the Lessor at the address specified for the payment of rent under paragraph 3 of this Lease or to Lessee at the Premises or to such other address as either party may designate to the other in writing from time to time. Lessor's current fax number is 206-447-9384:

31.  No Waiver or Covenants. Time is of the essence of this Lease. Any waiver by
     ----------------------
     either party of any breach hereof by the other shall not be considered a waiver of any future similar or other breach.

32.  Entire Agreement. It is expressly understood and agreed by Lessor and
     ----------------
     Lessee that there are no promises, agreements, conditions, understandings, inducements, warranties, or representations, oral or written, express or implied, between them, other than as herein set forth and that this Lease shall not be modified in any manner except by an instrument in writing executed by the parties.

33.  Binding on Heirs, Successors and Assigns. The covenants and agreements of
     ----------------------------------------
     this Lease shall be binding upon the heirs, executors, administrators, successors and assigns of both parties hereto, except as hereinabove provided.

34.  Lessor's Assignment. It is fully understood that Lessor shall have the full
     -------------------
     right to assign this Lease, without any notice to Lessee, thereby relieving Lessor from all and any liabilities; provided however, that the assignee assumes all Lessor's responsibilities as set forth in this Lease.

35.  Environmental.  See Exhibit E attached and incorporated into this Lease by
     -------------
     this reference.

36.  Force Majeure. Lessor shall have no liability to Lessee on account of the
     -------------
     following acts of "force majeure," which shall include (a) the inability of Lessor to fulfill, or delay in fulfilling, any of Lessor's obligations under this Lease by reason of strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, inaction, preemption or priorities or other controls, including delays in receipt of permits; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; or (e) for any other reason, whether similar or dissimilar to the above, or for act of God, beyond Lessor's reasonable control. If this Lease specifies a time period for performance of an obligation of Lessor, that time period shall be extended by the period of any delay in Lessor's performance caused by any of the events of force majeure described herein.

37.  Limitation of Liability. The recourse of Lessee to recover any claim
     -----------------------
     against Lessor arising under this Lease shall be limited to Lessor's interest in the Building and to the rents, issues and profits from the Building. Lessee waives any and all recourse for any such liability against Lessor's partners, shareholders, trustees or beneficiaries, or any property or assets of Lessor other than the Building.

38.  Brokers; Agency Disclosure; Brokerage Relationships.  Lessee and Lessor
     ---------------------------------------------------
     acknowledge that neither party has entered into any relationship with brokers, finders or other persons and Lessee and Lessor shall defend, indemnify and hold each other harmless from all claims and liabilities or expenses arising from agreements or other arrangements made by or on behalf of the indemnifying party with any brokers, finders, or other persons

39.  Exhibits. The following exhibits or riders are made a part of this Lease
     --------
     and are incorporated herein by reference:

                           Exhibit A - Floor Plan of Premises
                           Exhibit B - Rules and Regulations
                           Exhibit C - Environmental
                           Exhibit D - Legal Description

40. This Lease supersedes and replaces the previous Lease, and all subsequent amendments between the parties (for space within the building) dated May 1, 1996.

LESSOR: BENAROYA CAPITAL COMPANY, LLC                  LESSEE: BRIAZZ, INC.

   /s/ Larry R. Benaroya                               By: /s/ VICTOR ALHADEFF
--------------------------                                ----------------------
By:  Larry R. Benaroya
Its: Manager                                           Its: CHAIRMAN & CEO
                                                           ---------------------
--------------------------

Date       2/5/99                                      Date:     1-28-99
     ---------------------                                  --------------------

STATE OF WASHINGTON      ]
                         ] ss.
COUNTY OF KING           ]

     I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of Benaroya Capital Company, LLC, a Washington limited liability company , who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my offical seal the day and year first above written.


                                         /s/ Rebecca A. Bethel
                                         -------------------------------------
                                         Notary Public in and for the
          [STAMP]                        State of   Washington
                                                 -----------------------------
                                         residing at Seattle
                                                     -------------------------
                                         Comission expires 11/9/02
                                                           -------------------
                                         Print Name Rebecca A. Bethel
                                                    --------------------------


STATE OF WASHINGTON]
                         ] ss.
COUNTY OF KING           ]
          ---------------

     I certify that I know or have satisfactory evidence that Victor Alhadeff
                                                              ---------------
is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he/she is the
                                                              --
CHAIRMAN & CEO, of Briazz, a Washington corporation, who executed the within
--------------
and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and (deed of said corporation for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my offical seal the day and year first above written.


                                         /s/ Shelly E. Smith
                                         -------------------------------------
                                         Notary Public in and for the
          [STAMP]                        State of   Washington
                                                 -----------------------------
                                         residing at Seattle, WA
                                                     -------------------------
                                         Comission expires 4-15-01
                                                           -------------------
                                         Print Name Shelly E. Smith
                                                    --------------------------

                                   EXHIBIT A
                            FLOOR PLAN OF PREMISES

  The Premises of approximately 517 Square Feet as outlined below. Lessee and Lessor acknowledge the approximate nature of this Square Foot Calculation.


                          [FLOOR PLAN APPEARS HERE]

       FIRST FLOOR PLAN
 N -----------------------------------------------------------------------------
       Scale: 1/32"=1'-0"                                        JANUARY 8, 1997

                                   EXHIBIT B
                             RULES AND REGULATIONS

1. Any directory provided by Lessor for the building will be for the display of the name and location of Lessees, and Lessor reserves the right to exclude any other names.

2. Lessee shall not place any new or re-key any existing locks on any doors of the Premises, or change any plumbing or wiring without the prior written consent of Lessor. All keys shall be obtained from Lessor and Lessee shall not, from any other source, duplicate keys. Lessee, upon termination of the tenancy, shall deliver to Lessor all keys which have been furnished, or shall pay Lessor the cost of changing the lock(s) opened by any lost key(s) if Lessor deems it necessary to make such change. Lessor, its employees and agents may retain a passkey to the Premises.

3. The common area sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Lessee or used for any purpose, including storage or placement of trash, other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the genera] public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Lessor, shall be prejudicial to the safety, character, reputation and interests of the Building and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course of Lessee's business, unless such persons are engaged in illegal activities, intoxicated or violate any of these Rules and Regulations. Lessee, Lessee's employees or invitees shall not go upon the roof(s) of the Building.

4. Lessee shall not make or permit any use of the Premises which may emit noise, odor or vibrations from the Premises which are objectionable to Lessor or other occupants of the Building. Lessee shall not use or permit any part of its Premises to be used for lodging or sleeping.

5. The toilet rooms, urinals, washbowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees, shall have caused it.

6. Lessee shall not use or keep in the Premises or the building, any kerosene, gasoline or flammable or combustible fluid or materials, or use any method of heating or air conditioning other than supplied by Lessor.

7. Lessee shall not do or permit to be done within the Premises anything which would unreasonably annoy or disturb or interfere with the rights of other Lessees of the Building. Lessee shall not solicit or canvass any occupant of the building.

8. Lessee shall not commit or permit to be committed any waste, damage or injury to the Premises or other Premises within the Building, or common areas within and adjoining the Building. Such waste, damage or injury shall be repaired at Lessee's sole cost and expense.

9. Lessee shall not waste electricity or water and agrees to cooperate fully with Lessor to assure the most effective and economical use of utility services provided to the Building by Lessor.

10. Lessee shall keep Lessor advised of the current telephone numbers of Lessee's employees who may be contacted in emergency, i.e., fire, break-in, vandalism, etc. If Lessor shall deem it necessary to respond to such emergency in Lessee's behalf, Lessee shall pay all costs incurred for services ordered by Lessor to secure or otherwise protect the Premises and the contents thereof, including a premium charge for any time spent by Lessor's employees in responding to such emergency.

11. Lessee shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Lessee's employees leave the Premises, and that all electricity shall be shut off, so as to prevent waste or damage, and for any default or carelessness Lessee shall make good all injuries sustained by Lessor, other Lessees, or occupants of the Building.

12. Lessee shall not place upon or install on, or beside, the windows, walls or exterior doors of the Premises or any part of the Premises visible from the exterior of the Premises any object including without limitation signs, symbols, canopies, awnings, window coverings or other advertising or decorative material, without obtaining the prior written consent of Lessor.

13. Lessee shall not overload the floor of the Premises or mark, drive nails, screw, or drill into the partitions, woodwork or plaster, or in any way deface the Premises or any part thereof. Lessee shall not bore holes, cut or string wires, or lay floor tile, carpet or other floor covering in or around the Premises in any manner, except as approved in writing by Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees, or invitees, the damage shall have been caused.

14. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of Lessor.

15. Lessee agrees that is shall comply with all fire, life safety, security and other regulatory policies and procedures that may be issued from time to time by Lessor.

16. Without the written consent of Lessor, Lessee shall not use the name of the building in connection with or in promoting or advertising the business of Lessee, except as Lessee's address.

17. No furniture, freight, or equipment of any kind shall be brought into the Building without the consent of Lessor and all moving of the same into or out of the Building shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the right, size and position of all safes and other heavy equipment brought into the Building. Flooring under safes or other heavy objects must be reinforced or a means of proper weight distribution provided, at Lessee's sole expense, if, in the opinion of the Lessor, such precautions are necessary. Any damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the sole expense of Lessee. There shall not be used in any space, or in the public halls of the Building, either by Lessee or others, any pallet jacks or hand trucks, except those equipped with rubber tires and side guards.

18. Lessee shall not employ or permit access to any person(s) for the purpose of cleaning the Premises unless otherwise agreed to by Lessor. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in no way be responsible to Lessee for any loss of property on the Premises, however occurring, or for any damage done to the effects of Lessee by the janitor or any other employee or any other person.

19. Lessor reserves the right, by written notice to Lessee, to rescind, substitute, alter or waive any rule or regulation at any time prescribed for the building when, in Lessor's judgment, it is necessary, desirable or proper for the best interest of the Building and its Lessees. The changes to the rules cannot materially change the rights or duties of the parties hereunder.

                                   EXHIBIT C

                 EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE

a.   Emissions. Lessee shall not (i) discharge, emit or permit to be discharged
     ---------
     or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which does or may pollute or contaminate the same, or does or may adversely affect the health or safety of persons, or the use or enjoyment of the Premises; nor
     (ii) transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation in, on or about the Premises.

b.   Storage. If, with or without violation of this Lease, Lessee possesses at
     -------
     the Premises any matter described in Section A above or any Hazardous Substances (as defined below), Lessee shall store the same in appropriate leak proof containers and/or areas which comply with all laws and all prudent practices.

C.   Disposal of Waste. Lessee shall not keep any trash, garbage, waste or other
     -----------------
     refuse on the Premises except in sanitary containers and shall regularly and frequently remove same from the Premises. Lessee shall keep all such containers in a clean and sanitary condition. Lessee shall properly dispose of all sanitary sewage and shall not use the sewage system for the disposal of anything except sanitary sewage, nor in excess of capacity. Lessee shall not cause any obstruction in the sewage disposal system.

d.   Compliance of Law. Notwithstanding any other provision in the Lease to the
     -----------------
     contrary, Lessee shall comply with all Laws in complying with its obligations under this Lease, and in particular, Laws relating to the storage, use and disposal of Hazardous Substances (as defined below).

e.   Indemnification for Breach. Lessee shall defend, indemnify and hold Lessor,
     --------------------------
     the Project and the holder of a trust deed or mortgage on the Project harmless from any loss, claim, liability or expense, including, without limitation, attorneys fees and costs, at trial and/or on appeal and review, arising out of or in connection with its failure to observe or comply with the provisions of this Rider. This indemnity shall survive the expiration or earlier termination of the term of the Lease or the termination of Lessee's right of possession and be fully enforceable thereafter.

f.   Indemnification regarding Hazardous Substances. In addition to the
     ----------------------------------------------
     indemnity obligations contained elsewhere herein, Lessee shall indemnify, defend and hold harmless Lessor, the Premises, the Project, and the holder of a trust deed or mortgage on the Project, from and against all claims, losses, damages, monitoring costs, response costs, liabilities, and other costs expenses caused by, arising out of, or in connection with, the generation, release, handling, storage, discharge, transportation, deposit or disposal in, on, under or about the Premises by Lessee or any of Lessee's agents of the following (collectively referred to as "Hazardous Substances"): hazardous materials, hazardous substances, toxic wastes, toxic substances, pollutants, petroleum products, underground tanks, oils, pollution, asbestos, PCB's, radioactive materials, or contaminants, as those terms are commonly used or as defined by federal, state, and/or local law or regulation related to protection of health or the environment as any of same may be amended from time to time, and/or by any rules and regulations promulgated thereunder. Such damages, costs, liability and expenses shall include such as are claimed by any regulating and/or administering agency, any ground lessor or master lessor of the Project, the holder of any Mortgage or Deed of Trust on the Project, and/or any successor of the Lessor named herein. This indemnity shall include (i) claims of third parties, including governmental agencies, for damages, fines, penalties, response costs, monitoring costs, injunctive or other relief; (ii) the costs, expenses or losses resulting from any injunctive relief, including preliminary or temporary injunctive relief; (iii) the expenses, including fees of attorneys and experts, of report the existence of Hazardous Substances to an agency of the State of which the Premises is located or of the United States as required by applicable laws and regulations; and (iv) any and all expenses or obligations, including attorney's fees, incurred at, before and after any administrational proceeding, trial, appeal and review. This indemnity shall survive the expiration or earlier termination of the term of the Lease or the termination of Lessee's right of possession and shall remain fully enforceable thereafter.

g.   Information. Lessee shall give prior written notice to Lessor of any use,
     -----------
     whether incidental or otherwise, of Hazardous Substances on the Premises, and shall immediately deliver to Lessor a copy of any notice of any violation of any Law with respect to such use. Lessee shall also provide to Lessor, upon request, with any and all information regarding Hazardous Substances in the Premises, including contemporaneous copies of all filings and reports to governmental entities, and any other information requested by Lessor. In the event of any accident, spill or other incident involving Hazardous Substances, Lessee shall immediately report the same to Lessor and supply Lessor with all information and reports with respect to the same. All information described herein shall be provided to Lessor regardless of any claim by Lessee that it is confidential or privileged.

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

                                    EXHIBIT D

                               LEGAL DESCRIPTION

To Lease made on this 6th day of November, 1998, between Benaroya Capital Company, LLC, a Washington corporation (the "Lessor") and Briazz, a Washington corporation (the "Lessee").

     Lots 6, 7, 8, 9, 10, and 11, Block 50, Second Addition to the Town of Seattle as laid off by heirs of Sarah A. Bell (deceased), (Commonly known as heirs of Sarah A. Bell's 2/nd/ Addition to the City of Seattle), according to Plat recorded in Volume 1 of Plats, page 121, in King County, Washington.

     TOGETHER WITH that portion of vacated alley formerly running through Block 50, vacated by City of Seattle Ordinance No. 88702, as would attach by operation of law.

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